EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 1l-K of the WellPoint 401(k) Retirement Savings Plan (the “Plan”) for the year ended December 31, 2002 (the “Report”), I, J. Thomas Van Berkem, chief executive officer of the WellPoint 401(k) Retirement Savings Plan, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ J. THOMAS VAN BERKEM
J. Thomas Van Berkem
June 30, 2003